UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Syms Corp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYMS CORP
Syms Way
Secaucus, New Jersey 07094

June 1, 2007

Dear Shareholder:

     You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Syms Corp (the “Company”) which will be held on July 12, 2007, at 10:30 a.m. at the offices of the Company.

     Information about the meeting and the various matters on which the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a proxy card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

Sincerely,

Marcy Syms
Chief Executive Officer

SYMS CORP

_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
July 12, 2007

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Syms Corp will be held at the office of the Company at Syms Way, Secaucus, New Jersey 07094, on Thursday, July 12, 2007 at 10:30 a.m. for the following purposes:

1.	To elect six (6) directors to serve for the term of one (1) year or until their respective successors have been elected and qualified.

2.	To ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 1, 2008.

3.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Directors recommends a vote FOR items 1 and 2.

     The foregoing items of business are described more fully in the Proxy Statement accompanying this notice.

     The close of business on June 1, 2007 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and only shareholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the meeting in person. Please sign and date the enclosed proxy and return it in the envelope enclosed for this purpose, whether or not you plan to attend the meeting. It will assist us in keeping down the expenses of the meeting if shareholders return their signed proxies promptly, whether they own a few shares or many shares.

By Order of the Board of Directors

Antone F. Moreira
Assistant Secretary

Secaucus, New Jersey
June 1, 2007

SYMS CORP
SYMS WAY
SECAUCUS, NEW JERSEY 07094

PROXY STATEMENT
FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD
ON JULY 12, 2007

INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for use at the 2007 Annual Meeting of the Shareholders the “Annual Meeting”, to be held on July 12, 2007 at 10:30 a.m. at the Company’s executive offices located at Syms Way, Secaucus, New Jersey 07094 or at any adjournment(s) or postponement(s) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 1, 2007.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any such proxy in which no direction is specified will be voted FOR the election of the Board of Directors’ nominees for director and FOR the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the fiscal year ending March 1, 2008 and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

      Only shareholders of record of the Company’s voting securities as of the close of business on June 1, 2007 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 14,700,579 shares of common stock, par value $0.05 per share (“Common Stock”), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended March 3, 2007, to shareholders of record on June 1, 2007.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company’s independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.

     Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. With respect to Proposals 1 and 2, abstentions and “broker non-votes” will not be included in total votes and will have no effect on the outcomes of these proposals.

ELECTION OF DIRECTORS
Proposal 1

     At the Annual Meeting, all six directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors. Thus, provided a quorum is present and voting, the six directors receiving the most votes will be elected as directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of these nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors’ nominees for election as directors, appears below. All of the nominees for directors except for Thomas E. Zannechia are incumbent directors, who were elected by shareholders at a meeting for which proxies were solicited. There is no family relationship between any nominee and any other nominee or executive officer of the Company except that Marcy Syms is the daughter of Sy Syms. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the equity securities of the Company owned by each nominee for director.

Name of Director or Nominee for Election	Age	Director Since	Position
Sy Syms (1) (4) (5)	81	1983	Chairman of the Board and Director of
			the Company

Marcy Syms (1) (4) (5)	56	1983	Chief Executive Officer/President and
			Director of the Company

Antone F. Moreira	70	1997	Vice President, Treasurer and Chief
			Financial Officer, Assistant Secretary
			and Director of the Company

Henry M. Chidgey (2) (3)	57	2006	Director of the Company

Bernard H. Tenenbaum (2) (3)	52	2006	Director of the Company

Thomas E. Zannechia	52		Nominee

(1)	Member of the Executive Committee of the Company.

(2)	Member of the Stock Option Committee of the Company.

(3)	Member of the Audit Committee of the Company.

(4)	Member of the Nominating & Corporate Governance Committee of the Company.

(5)	Member of the Compensation Committee of the Company.

Nominees for Election as Director

Set forth below is information concerning the board of directors’ nominees for director:

     SY SYMS has been Chairman of the Board, Chief Executive Officer and a Director of the Company and/or its predecessors since 1959. Mr. Syms was Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms has been a Director of Israel Discount Bank of New York since December 1991. On January 22, 1998, Mr. Syms resigned from his position as Chief Executive Officer. Since that date, Mr. Syms has been Chairman of the Board. Mr. Syms is Marcy Syms’ father.

     MARCY SYMS has been President and a Director of the Company since 1983 and was Chief Operating Officer of the Company from 1984 until January 1998. On January 22, 1998, Marcy Syms was named Chief Executive Officer and President. Marcy Syms is Sy Syms’ daughter. Marcy Syms is also a director of Rite-Aid Corp.

     ANTONE F. MOREIRA has been Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company since May 1997. From 1996 to May 1997, Mr. Moreira was a financial consultant with Equitable Assurance Society, a financial services organization. From 1990 to 1995, Mr. Moreira was Executive Vice President and Chief Financial Officer of Stuarts Department Stores, Inc., a regional discount department store chain operating in New England.

     HENRY M. CHIDGEY has been President of Osage International Consulting Group since 2000. Mr. Chidgey was President and Chief Operating Officer of Hearts on Fire, a privately-held branded diamond and diamond jewelry business, in 2003 and 2004, and he continues to serve as an advisor to that company. Mr. Chidgey served as Director and Chief Operating Officer of FerroNorte, SA, a Brazilian railroad company from 1997-1999 and prior to that he was President of RailTex from 1995 to 1997.

     BERNARD H. TENENBAUM is President of the Children’s Leisure Products Group, a holding company with investments in children’s leisure product businesses, a position he has held since 1997. He is also of counsel to Bel Air Partners, an investment banking firm. Previously, he was Vice President of Corporate Development for Russ Berrie. Mr. Tenenbaum was the founding Director of the George Rothman Institute of Entrepreneurial Studies at Fairleigh Dickinson University and the first George Rothman Clinical Professor of Entrepreneurial Studies.

     THOMAS E. ZANNECHIA is founder and President of Wealth Management Consultants, Inc since 1993. He is also co-founder of Branzan Investment Advisors, Inc. Prior to founding these companies, Mr. Zannechia was a stockholder and President of Financial Consulting Services for Asset Management Group.

     The Board of Directors recommends that the shareholders vote FOR the election of each nominee for director named above. Proxies solicited hereby will be voted FOR each nominee named above unless a vote against a nominee or an abstention is specifically indicated.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the Company’s fiscal year ended March 3, 2007 there were four meetings of the Board of Directors. During fiscal 2006, all directors attended all of the meetings of the Board of Directors and of the committees of which he or she was a member.

     Based on information supplied to it by the Directors, the Board of Directors has determined that three of the current directors, Amber M. Brookman, Henry M. Chidgey and Bernard H. Tenenbaum are "independent" under the listing standards of the New York Stock Exchange (“NYSE”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a "controlled company" (as defined in the NYSE listing standards) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Sy Syms, individually and as trustee of The Sy Syms Revocable Living Trust, dated March 17,

     1989, as amended, and Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003. As a result, the Company is exempt from the provisions of the NYSE listing standards requiring that (i) a majority of the board consist of independent directors, (ii) the nominating committee be composed entirely of independent directors and (iii) the compensation committee be composed entirely of independent directors.

     The Committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

     The Audit Committee has the principal function of reviewing the adequacy of the Company’s internal system of accounting controls, conferring with the independent registered public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent registered public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors had adopted a written charter setting out the functions of the Audit Committee, a copy of which is available on the Company's website at www.syms.com and is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. The current members of the Audit Committee are Bernard H. Tenenbaum (Chairman), Amber M. Brookman and Henry M. Chidgey. None of these individuals is, or has ever been, an officer or employee of the Company and are all considered “independent” for the purposes of the NYSE listing standards. As Amber M. Brookman is not seeking re-election, the Nominating & Corporate Governance Committee has recommended that Thomas E. Zannechia be nominated for election to the Board of Directors. Upon election, it is anticipated that Mr. Zannechia will be appointed to the Audit Committee and to the Stock Option Committee.

     In addition to meeting the independence standards of the NYSE, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Bernard H. Tenenbaum. has the requisite attributes of an "audit committee financial expert" as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during the fiscal year ended March 3, 2007.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during the fiscal year ended March 3, 2007.

     The Stock Option Committee reviews and recommends to the Board of Directors renumeration arrangements and compensation plans for the Company’s officers and key employees and administers the Company’s stock option and appreciation plans, and determines the officers and key employees who are to be granted equity based incentive compensation awards under such plans. The current members of the Stock Option Committee are Amber M. Brookman, Bernard H. Tenenbaum and Henry M. Chidgey none of whom is, or has ever been, an officer or employee of the Company and are all “independent” for the purposes of the NYSE listing standards. The Stock Option Committee met once during the fiscal year ended March 3, 2007.

     The Compensation Committee is responsible for reviewing and approving for the Chief Executive Officer and other executives of the Company, annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the Chief Executive Officer and Chairman of the Board. The current members of the Compensation Committee are Sy Syms and Marcy Syms. The Compensation Committee did not meet during the fiscal year ended March 3, 2007.

     The Nominating & Corporate Governance Committee seeks to, among other things, find qualified individuals to serve as directors of the Company. The current members of the Nominating & Corporate Governance Committee are Marcy Syms and Sy Syms. Because the Company is a “controlled company” (as defined in the NYSE listing standards), the Company is not required to have a formal written charter for the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee met once during the fiscal year ended March 3, 2007. The Nominating & Corporate Governance Committee recommended that Thomas E. Zannechia be elected as director. In making that recommendation, the Nominating & Corporate Governance Committee determined that this individual met the minimum qualifications described below.

     Minimum Qualifications. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; the ability to represent fairly all shareholders without advocating any particular shareholder of constituency; the absence of a conflict of interest, and the willingness to devote adequate time to Board of Directors duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating & Corporate Governance Committee believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, (iii) the need for adopting and implementing internal controls, and (iv) the relative standing of the Company and its business segments in relation to its competitors.

     Nominating Process. The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee asks each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, the Company’s management and, if the Nominating & Corporate Governance Committee deems it necessary, retain an independent third party search firm to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Directors members, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board of Directors.

     When nominating an incumbent director for re-election at an annual meeting, the Nominating & Corporate Governance Committee will consider the director’s performance on the Board of Directors and the director’s qualifications in respect of the criteria referred to above.

     Consideration of Shareholder Nominated Directors. The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with applicable securities laws. Any shareholder wishing to submit a candidate for consideration should send the following information to the Company’s Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094: (i) shareholder’s name, number of shares owned, length of period held, and proof of ownership; (ii) name, age and address of candidate; (iii) a detailed resume describing, among other things, the candidate’s educational background, occupation, employment history for at least the previous five years, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.); (iv) a supporting statement which describes the candidate’s reasons for seeking election to the Board of Directors; (v) a description of any arrangements or understandings between the candidate and the Company; and (vi) a signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.

Corporate Governance

     Corporate Governance Guidelines and Code of Business Conduct and Ethics

     The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     Code of Ethics for Senior Financial Officers

     The Board of Directors has adopted a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer and Controller, which is available on the Company's website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who requests it, in writing to the Company's Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     Non-Management Directors

     Non-management directors meet in executive sessions at least once a year and, if the group of non-management directors includes any director who is not “independent,” the independent directors meet at least once a year in an executive session of only independent directors. The independent directors select the presiding director. Bernard H. Tenenbaum was appointed the presiding director for all non-management meetings. As appropriate, some of the executive sessions of the non-management directors should be with the Chief Executive Officer and some should be outside the presence of the Chief Executive Officer and any other management officials.

     Communications Between Shareholders and the Board of Directors

     Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company’s Assistant Secretary, Syms Corp, Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company’s Assistant Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     Attendance at Annual Meetings

All Directors are expected to attend the Annual Meeting in person and be available to address questions or concerns raised by shareholders. All Directors attended the 2006 annual meeting of shareholders.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company receives a director s fee, presently established at the rate of $3,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $1,000 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

EXECUTIVE OFFICERS

     The Company’s executive officers, as well as additional information with respect to such persons, are set forth in the table below:

Name	Age	Position

Sy Syms	81	Chairman of the Board and Director
Marcy Syms	56	Chief Executive Officer, President and Director
Antone F. Moreira	70	Vice President, Chief Financial Officer, Treasurer, Assistant
		Secretary and Director
Allen Brailsford	62	Executive Vice President, Operations
Myra Butensky	47	Vice President, Divisional Merchandise Manager
		Men’s Tailored Clothing
James Donato	50	Vice President, Operations
Elyse Marks	53	Vice President, Information Services
John Tyzbir	52	Vice President, Human Resources
Moggy Mann	56	Vice President, Ladies
Karen Day	48	Vice President, Children’s
Robert Terpstra	45	Vice President, Men’s Haberdashery

     Information with respect to executive officers of the Company who also are Directors is set forth on page two of this Proxy Statement under “Election of Directors.”

     ALLEN BRAILSFORD has been Executive Vice President of the Company since April 2001. Mr. Brailsford was Vice President, Operations, of the Company from March 1992 to March 2001, and from March 1985 to March 1992, he was Director of Distribution of the Company.

     MYRA BUTENSKY has been Vice President, Divisional Merchandise Manager, Men’s Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc, and also spent 10 years with Macy’s in a number of buying positions.

     JAMES DONATO has been Vice President, Operations, of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President, MIS, of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also in store management for the Company.

     JOHN TYZBIR has been Vice President, Human Resources, of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     MOGGY MANN has been Vice President, Ladies, of the Company since April 2007. From 2005 to 2007 she was Merchandise Manager of A & E stores. From 2001 to 2004 she was merchandise manager of the Company. Prior to this, Ms. Mann was Assistant Vice President of Dress Barn for 10 years.

     KAREN DAY has been Vice President, Children’s, since April 2007. From October 2003 to March 2007, Ms. Day was Divisional Merchandise Manager, Children’s. From July 1996 to October 2003, Ms. Day held buying positions in children’s and ladies in the Company. Prior to joining the Company, Ms. Day has held merchandising positions in Kidco, The Children’s Place and Abraham and Strauss.

     ROBERT TERPSTRA has been Vice President, Men’s Haberdashery, since April 2007. From January 2006 to March 2007 Mr. Terpstra was a buyer for Saks Fifth Avenue Enterprises in the Off-Fifth Division. From June 2004 to December 2005 Mr. Terpstra was a buyer with Retail Ventures Corporation in the Value City Department Store division. Prior to that, Mr. Terpstra was a Divisional Merchandise Manager for Men’s Haberdashery at the Company from 2001 to 2004. Prior to that position, Mr. Terpstra was a men’s buyer from 1994 to 2001.

     The Company’s officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of June 1, 2007 for:

  each director;

  each officer named in the summary compensation table;

  each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

  all directors and executive officers as a group.

     Each person named in the table has sole voting and investment power with respect to all shares of Common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

	Amount and Nature of		Percent
	Beneficial Ownership		of
Name and Address of Beneficial Owner	of Common Stock		Class

Sy Syms	8,321,430	(1) (2)	56.6%
Syms Way, Secaucus, NJ 07094

Marcy Syms	8,321,430	(1) (3) (4)	56.6%
Syms Way, Secaucus, NJ 07094

Franklin Advisory Services, LLC	1,430,000	(5)	9.7%
777 Mariner’s Island Blvd.
San Mateo, CA 94404

Dimensional Fund Advisors, Inc	1,254,097	(6)	8.5%
1299 Ocean Avenue
Santa Monica, CA 90401

Barington Companies Equity Partners, L.P	752,744	(7)	5.1%
888 Seventh Avenue, 17th Floor
New York, NY 10019

Allen Brailsford	200		*
Syms Way, Secaucus, NJ 07094
Antone F. Moreira	-		N/A
Syms Way, Secaucus, NJ 07094

Amber M. Brookman	220		*
Brookwood Companies, Inc.
232 Madison Avenue, 10th Floor
New York, NY 10016

All directors and executive officers as a group (8
persons)	8,321,760	(3)	56.7%

*	Less than one percent.

(1)

Marcy Syms and Sy Syms are parties to a voting agreement pursuant to which they agreed to vote together with respect to the election of the directors nominated by the Nominating & Governance Committee and in favor of certain other matters which are approved by the Board of Directors. As a result, each of them is deemed to be the beneficial owner of the shares beneficially owned by the other.

(2)

Includes (a) 6,046,283 shares held in the Sy Syms Revocable Living Trust, dated March 17, 1989, as amended (the “Sy Syms Revocable Living Trust”); Sy Syms retains the sole voting power of such shares and the right to revoke the Sy Syms Revocable Living Trust at any time, and (b) 100 shares held by Sy Syms as custodian for Jillian E. Merns and (c) the shares 2,275,047 shares of common stock beneficially by Marcy Syms as reflected in notes 3 and 4(a) and (b) to this table.

(3)

Includes 313,340 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 1, 2007 and 1,264,115 shares held by Marcy Syms.

(4)

Includes (a) 697,592 shares held in the Laura Merns Living Trust, dated February 14, 2003, between Laura Merns, as settlor, and Marcy Syms, as trustee, and (b) 317,183 shares held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended; Marcy Syms retains the sole voting power of such shares and the right to revoke the Marcy Syms Revocable Living Trust at any time, and (c) the 6,046,383 shares of common stock beneficially owned by Sy Syms as reflected in notes 2(a) and (b) to this table.

(5)

Franklin Advisory Services, LLC ("Franklin") has sole voting and dispositive power with respect to 1,430,000 of its shares. This information is based upon a Schedule 13G publicly filed by Franklin in February 2006.

(6)

Dimensional Fund Advisors, Inc. ("Dimensional") has sole voting and dispositive power with respect to 1,254,097 of its shares. This information is based upon a Schedule 13G publicly filed by Dimensional in December 2006.

(7)

Based on information filed with the Securities and Exchange Commission in May 2007 by Barington Companies Equity Partners, L.P. (“Barington”), the Company believes that Barington and others described in such filing have sole voting and dispositive power with respect to 752,744 of its shares.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the last fiscal years to its chief executive officer and its four most highly compensated executive officers, other than the Chief Executive Officer who were serving as executive officers a the end of the most recently completed fiscal year.

Compensation Discussion and Analysis

Compensation Philosophy

The Company’s compensation program is designed to integrate compensation with the achievement of the Company’s business objectives and to ensure that total compensation paid to executive officers and key employees is fair, reasonable and competitive. The Company has structured its executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. This philosophy also includes aligning and rewarding management for increasing shareholder value. The Company’s compensation levels and individual programs are assessed against a number of benchmarks including pay levels of other retail and vendor organizations and information from published surveys of the retail and general industry.

The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon corporate and individual performance. It seeks to maintain a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Compensation Committee’s members are: Sy Syms and Marcy Syms.

The Company does not have any employment agreements with its executive officers or key employees.

Base Salary

The base salary for the Company personnel is intended to provide competitive renumeration for services provided to the Company over a one-year period and is designed to compensate an individual for his or her level of responsibility and performance.

Bonus

No bonuses were awarded during the Company’s fiscal year ending March 3, 2007.

Long-Term Incentive

The Stock Option Committee of the Board of Directors has the responsibility of administering the Company’s stock option plans and, is therefore responsible for authorizing all grants of options. The Stock Option Committee is comprised entirely of non-employee directors that have no direct or indirect material interest in or relations with the Company outside of his or her position as a Director. The Stock Option Committee currently consists of the following members of the Company’s Board of Directors: Bernard H. Tenenbaum, Henry M. Chidgey and Amber M. Brookman.

Stock Option Plans

The Company’s Amended and Restated Stock Option and Appreciation Plan (the “Stock Option Plan”) allows for the granting of incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (as amended), non-qualified stock options or stock appreciation rights. The plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Common Stock on the date the option is granted. The exercise price of the option for holders of more than 10% of the voting rights of the Company must be not less than 110% of the fair market value of the Common Stock on the date of grant. Non-qualified options and stock appreciation rights may be granted at any exercise price. The Company has reserved 1,500,000 shares of common stock for issuance thereunder. No option or stock appreciation rights may be granted under the Stock Option Plan after July 28, 2013. The maximum exercise period for any option or stock appreciation right under the plan is ten years from the date the option is granted (five years for any optionee who holds more than 10% of the voting rights of the Company).

In 2005, the Company has also adopted the 2005 Stock Option Plan (the "2005 Plan"). The 2005 Plan permits the grant of options, share appreciation rights, restricted shares, restricted share units, performance units, performance shares, cash-based awards and other share-based awards. Key employees, non-employee directors, and third party service providers of the Company who are selected by a committee designated by the Board of Directors of the Company are eligible to participate in the 2005 Plan. The maximum number of shares issuable under the 2005 Plan is 850,000, subject to certain adjustments in the event of changes to the Company’s capital structure.

The 2005 Plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Common Stock on the date the option is granted. The exercise price of such options for holders of more than 10% of the voting stock of the Company must be not less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified options and stock appreciation rights must not be less than fair market value.

The maximum exercise period for any option or stock appreciation right under the 2005 Plan is ten years from the date the option is granted (five years for any incentive stock options issued to a person who holds more than 10% of the voting stock of the Company).

The 2005 Plan permits the Company to issue restricted shares, restricted share units, performance units, cash-based awards and other share-based awards with such term and conditions (including applicable vesting conditions) as the Company shall determine, subject to certain terms and conditions set forth in the 2005 Plan.

Effective February 25, 2006, the Company adopted the provisions of FAS No. 123(R), “Share-Based Payment” (“FAS123(R)”). Under FAS123(R), share-based compensation cost is measured at grant date, based on the estimated fair value of the award, and is recognized as expense over the requisite service period. The Company adopted the provisions of FAS123(R) using a modified prospective application. Under this method, compensation cost is recognized for all share-based payments granted, modified or settled after the date of adoption, as well as for any unvested awards that were granted prior to the date of adoption. Prior periods are not revised for comparative purposes. Because the Company previously adopted only the pro forma disclosure provisions of SFAS 123, it will recognize compensation cost relating to the unvested portion of awards granted prior to the date of adoption using the same estimate of the grant-date fair value and the same attribution method used to determine the pro forma disclosures under SFAS 123, except that forfeitures rates will be estimated for all options, as required by FAS123(R).

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Expected volatility is based on the historical volatility of the price of the Company’s stock. The risk-free interest rate is based on U.S. Treasury issues with a term equal to the expected life of the option. The Company uses historical data to estimate expected dividend yield, expected life and forfeiture rates. There were no options granted during the fiscal year ended March 3, 2007, and all options previously issued are fully vested.

There were no awards under this Option Plan or the 2005 Plan granted during the fiscal year ended March 3, 2007 to any executive officers or key employees.

SUMMARY COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 3, 2007

The following table sets forth compensation earned during the fiscal year ended March 3, 2007 by the Company’s Chief Executive Officer, Chief Financial Officer and by the three most highly paid Company Executive Officers whose total compensation for such periods exceeded $100,000:

					All Other	Total
Name and			Option		Compen-	Compensa
Principal Position	Year	Salary	Awards	Bonus	sation	-tion ($)

Sy Syms
Chairman of the Board of
Directors	2006	$624,988	-	-	4,317 (1)	$629,305

Marcy Syms
Chief Executive Officer	2006	$637,010	-	-	4,317 (1)	$641,327

Antone F. Moreira
Chief Financial Officer	2006	$171,068	-	-	3,279 (1)	$174,347

Allen Brailsford
Executive Vice President,
Operations	2006	$151,214	-	-	2,874 (1)	$154,088

Ronald Zindman, Executive
Vice President, General
Merchandise Manager (2)	2006	$406,731	-	-	4,317 (1)	$411,048

(1)	This represents the Company’s contribution under the Company’s profit sharing plan.
(2)	Effective January 26, 2007, Ronald Zindman was no longer employed by the Company.

Option Exercises and Stock Vested for the
Year Ended March 3, 2007

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
	(#)	($)

Marcy Syms	364,230	5,134,347
Ron Zindman	40,474	492,845

Director Compensation for Fiscal 2006

     The table below summarizes the compensation paid by the Company to non-employee Directors for fiscal 2006.

Name	Fees Paid ($)	Option Awards	Total

Amber M. Brookman	16,000	-	16,000
Bernard H. Tenenbaum	14,500	-	14,500
Henry M. Chidgey	14,500	-	14,500
Wilbur L. Ross, Jr.	11,500	-	11,500

     Aggregated Option/SAR Exercises
in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table provides information concerning exercises of stock options as of March 3, 2007 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them at March 3, 2007.

			Number of Securities		Value of Unexercised
	Number of		Underlying Unexercised		In-the –Money
	Shares	Value	Options/SARs at		Options/SARs at
	Acquired on	Realized	March 3, 2007 (1)		March 3, 2007 ($) (2)
Name	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Sy Syms	0	0	0	0	0	0
Marcy Syms	0	0	313,340	0	2,164,453	0
Antone Moreira	0	0	0	0	0	0
Allen Brailsford	0	0	0	0	0	0

(1)	No SARs are held by the named individuals.
(2)	Based upon the closing price of $18.40 per share of the Company’s Common Stock on the NYSE on March 2, 2007.

Retirement Benefits

Each of the Company’s executive officers is entitled to participate in the Syms Corp Defined Benefit Plan on the same basis as all other eligible executives. This plan was frozen and no additional benefits will accrue, effective December 31, 2006.

Each of the Company’s executive officers is entitled to participate in the Company’s defined contribution 401K Plan on the same basis as all other eligible employees.

In addition, the Company also has a Profit Sharing Plan which the Company makes a discretionary contribution based on its performance. All non-union employees can participate in this plan once they become eligible.

PENSION PLAN

     The following table sets forth the estimated annual benefits payable on retirement to persons in specified renumeration and years of participation classifications under the Company s defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

Highest Five	15	20	25	30	35
Year Average	Years of	Years of	Years of	Years of	Years of
Compensation	Service	Service	Service	Service	Service
$ 50,000	$ 5,700	$ 7,600	$ 9,500	$ 9,500	$ 9,500
75,000	8,550	11,400	14,250	14,250	14,250
100,000	11,400	15,200	19,000	19,000	19,000
125,000	14,250	19,000	23,750	23,750	23,750
150,000	17,100	22,800	28,500	28,500	28,500

      A Pension Plan’s participant s interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $200,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2006: Sy Syms, 33 or more years; Marcy Syms, 29 or more years; Ronald Zindman, 17 years; Allen Brailsford, 22 or more years; and Antone Moreira 9 or more years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the Pension Plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon his retirement at age 65. If a participant has completed at least 15 years of service he may retire upon reaching age 55 but the benefits he receives will be actuarially reduced to reflect the longer period during which he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of his benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

2006 Pension Benefit
			Present Value of	Change in Pension
		No. of Years	Accrued Benefits	Value 2006 vs 2005
Name	Plan Name	Credit Service	($)	($)

Sy Syms	(1)	33	819,057	(36,832)
Marcy Syms	(1)	29	148,810	17,486
Ron Zindman	(1)	17	123,478	8,304
Antone Moreira	(1)	9	100,610	14,318
Allen Brailsford	(1)	22	193,547	13,836
(1) Syms Corp Defined Benefit Plan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sy Syms and Marcy Syms serve as members of the Compensation Committee. Sy Syms is Chairman of the Board of Directors of the Company and Marcy Syms is the Company’s Chief Executive Officer and President. Other than as set forth in this Proxy Statement, no member of the Compensation Committee had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K. The Compensation Committee did not meet during the fiscal year ended March 3, 2007.

     No executive officer of the Company served during fiscal 2006(i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers serves on the Compensation Committee of the Company; (ii) as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

     Notwithstanding anything to the contrary set forth in any of the Company s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and "Report of the Compensation Committee" shall not be incorporated by reference into any such filings.

PERFORMANCE GRAPH

     Below is a graph comparing the cumulative total shareholders return on the Company s Common Stock for the last six fiscal years (beginning March 1, 2002 and ending March 3, 2007, the last trading date for fiscal 2006) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on March 1, 2002 in the Company s Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Stock Option Committee, which is comprised solely of independent directors, administers the issuances of equity-based compensation arrangements under the Company’s stock incentive compensation plans.

The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Compensation Committee remains cognizant of the Board of Directors responsibility to enhance shareholder value. The Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive s individual performance and the Company s performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Option Plan, which aligns the interests of executives with those of shareholders.

     Determination of Marcy Syms’ compensation as the Company s Chief Executive Officer for the fiscal year ended March 3, 2007 reflects the Company’s performance and a comparison with chief executive officer compensation of the Company’s competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and profitability of the Company. The Board of Directors reviews and approves the compensation of the Chief Executive Officer.

It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

COMPENSATION COMMITTEE
Sy Syms
Marcy Syms

STOCK OPTION COMMITTEE
(solely with respect to the description of equity-based
compensation)
Bernard H. Tenenbaum
Amber M. Brookman
Henry M. Chidgey

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 21, 2006, the Company entered an agreement with Sy Syms, the Chairman of the Board of the Company (the “Sale Agreement”). Under the Sale Agreement the Company purchased from Mr. Syms (a) certain real property located at 295 Tarrytown Road, Elmsford, New York and the building situated thereon (collectively, the “Syms Property”), (b) certain real property located at 395 Tarrytown Road, Elmsford, New York (the “Elmsford Property”) and (c) and certain real property located at 18 West 570 North Avenue, Vila Park, Illinois (the “Addison Property”). Prior to the transaction, the Syms Property was leased to the Company and it continues to be used by the Company for its Westchester store. The Elmsford Property was leased to an entity called Elmsford 119 Associates, LLC, which subleases the Elmsford Property to Bed Bath & Beyond. Bed Bath & Beyond is the owner of the improvements at the Elmsford Property used for the Bed Bath & Beyond store. The total purchase price of $18,442,500 was allocated as follows: (i) $13,516,000 to the Syms Property, (ii) $4,266,000 to the Elmsford Property and (iii) $660,500 to the Addison Property. The acquisition of the Syms Property and the Elmsford Property closed on December 21, 2006 and the acquisition of the Addison Property closed in early January 2007. The portion of the purchase price paid at the closing of the acquisition of the Syms Property, the Elmsford Property and the Addison Property was paid in cash utilizing internally generated excess cash.

     In determining the purchase price negotiated by the parties the Company’s Board of Directors relied upon four appraisals prepared by independent qualified appraisers. The Board and Mr. Syms agreed to the purchase price equal to the average of the appraised values set forth in the three independent appraisals relating to the Elmsford Property plus the value established in the appraisal relating to the Addison Property. Related party transactions are considered by the Board of Directors of the Company, which does not have a formal policy or procedure for reviewing such transactions. The Board unanimously approved the transactions contemplated in the Sale Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company’s independent registered accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accountants the Company’s audited financial statements. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit Committee has received from the independent registered public accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) and discussed with the independent accountant their independence from the Company and its management and whether any non-audit services performed by the independent registered public accounting firm impaired the independence of the firm.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Bernard H. Tenenbaum
Amber M. Brookman
Henry M. Chidgey

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Proposal 2

     The Board of Directors has selected BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 1, 2008 and recommends that shareholders approve such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for the approval of auditors.

     BDO Seidman, LLP have audited the financial statements of the Company for the past four years. A representative of BDO Seidman LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following is a summary of the fees for professional services rendered by our independent registered public accounting firm, BDO Seidman, LLP, which were billed to us for the past two fiscal years:

	Fiscal year ended
Fee category	March 3, 2007	February 25, 2006
Audit fees	$405,000	$457,000
Audit-related fees	37,000	30,000
Total fees	$442,000	$487,000

     Audit Fees: Audit fees represent fees for professional services performed by BDO Seidman, LLP for the audit of our annual financial statements, audit of internal controls and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

     Audit Related Fees: Audit-related fees represent fees for assurance and related services performed by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of our financial statements. These fees were for employee benefit related services.

     All other fees: BDO Seidman, LLP did not perform any services other than the services described above for fiscal 2005.

     Pre-approval Policies and Procedures. The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee must pre-approve all audit and permissible non-audit services rendered by the independent registered accounting firm. These services may include audit services, audit-related services, tax services and other services, including services relating to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services were pre-approved by the Audit Committee.

     The Company and the Audit Committee have considered whether other non-audit services by BDO Seidman, LLP are compatible with maintaining the independence of BDO Seidman, LLP in its audit of the Company.

     The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of BDO Seidman, LLP. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     Nominations to Board of Directors. Any shareholder who wants to nominate a candidate for election to the Board of Directors must deliver timely notice to our Assistant Secretary at our principal executive offices, located at Syms Way, Secaucus, New Jersey 07094. In order to be timely, the notice must be delivered in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

  in the case of a special meeting of shareholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

Accordingly, any person who desires to nominate a candidate for director at our 2008 annual meeting should provide the information required not later than March 13, 2008.

     The shareholder’s notice to the Assistant Secretary must set forth:

  As to each person whom the shareholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the SEC thereunder; and

  As to the shareholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (d) a representation by him that he is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder; and

     The notice delivered by a shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The shareholder must be a shareholder of record on the date on which he gives the notice described above and on the record date for the determination of shareholders entitled to vote at the meeting.

     Other proposals: Proposals of shareholders to be considered by the Company for inclusion in the proxy material for the annual meeting in 2007, must be received by the Company not later than February 10, 2008 and must comply with the proxy solicitation rules of the SEC. In accordance with Rule 14a - 4(c) (1) of the Securities Exchange Act of 1934, as amended, the proxy holders named in the form of proxy provided by the Board of Directors intend to use their discretionary voting authority with respect to any shareholder proposal raised at the annual meeting in 2007 as to which the proponent fails to notify the Company on or before April 16, 2008 (45 days prior to the date on which this Proxy Statement was first mailed to shareholders).

ANNUAL REPORT TO SHAREHOLDERS

     The Company’s Annual Report for the fiscal year ended March 3, 2007, including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may without charge, obtain copies, excluding certain exhibits, of the Company’s Annual Report on Form 10-K filed with the SEC. Requests for this Report should be addressed to Investor Relations, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

      Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

Antone F. Moreira
Assistant Secretary

June 1, 2007

SYMS CORP

Annual Meeting of Shareholders – July 12, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the “Company”), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 12, 2007 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

SYMS CORP

July 12, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

$ Please detach along perforated line and mail in the envelope provided. $

20630000000000000000 6	071207

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. The election of the following persons as Directors of the Company to			FOR	AGAINST	ABSTAIN
serve for the respective terms set forth in the accompanying Proxy		2. To ratify the appointment of BDO Seidman, LLP as independent	☐	☐	☐
Statement:		accountants of the Company for the fiscal year ending
	NOMINEES:	March 1, 2008.
☐ FOR ALL NOMINEES	O Sy Syms
	O Marcy Syms	3. In their discretion with respect to any other matter that may properly come
☐ WITHHOLD AUTHORITY	O Antone F. Moreira	before the meeting or any and all adjournment(s) or postponement(s) thereof.
FOR ALL NOMINEES	O Henry M. Chidgey
O Bernard H. Tenenbaum
☐ FOR ALL EXCEPT	O Thomas E. Zanecchia
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that ☐
changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.